UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2007

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-14999	87-0432572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

From Intel Office, 800 meters West, 200 meters North and 300 meters West

City La Ribera de Belen, Heredia, Costa Rica

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (506) 298-1880

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors to the Board of Directors

On September 11, 2007, the Board of Directors (the “Board”) of Rica Foods, Inc. (the “Company”) met to consider and appoint three directors to the Board. The Board determined to appoint directors to the Board because of vacancies created by the previously disclosed expansion of the Board and resignation of two directors. In addition, at that same meeting and disclosed herein, the Board created the Corporate Governance Committee (the “Governance Committee”), to which the Board needed to appoint independent directors. Based on the foregoing, the Board appointed Adrian Paniagua Gamboa, José Joaquín Soto Chavarria and Oscar Emilio Barahona de León to serve as directors.

The Board has determined that Mr. Paniagua, Mr. Soto and Mr. Barahona each qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act and as an “Independent Director” under the Company’s standards.

Mr. Paniagua, a citizen of Costa Rica, will serve on the Audit Committee, Compensation Committee and the Governance Committee. Mr. Paniagua is a lawyer admitted to the Bar Association of Costa Rica and is a notary public. Currently, Mr. Paniagua is a Civil and Labor Judge for the First Judicial Circuit of the Atlantic Region in Costa Rica. Mr. Paniagua advises numerous private companies, as well as government banks. Mr. Paniagua is also a history professor at the Universidad de Costa Rica and owns agricultural plantations in diverse parts of Costa Rica.

Mr. Soto, a citizen of Costa Rica, will serve on the Audit Committee, Compensation Committee and the Governance Committee. Mr. Soto is a lawyer admitted to the Bar Association of Costa Rica and is a notary public. Earlier in his career, Mr. Soto served as a law professor at the Universidad de Costa Rica’s Law School. Currently, Mr. Soto is a Judge Pro Term of the Cassation Second Court, in the Labor Supreme Court of Justice. In addition, he has served and continues to serve as an advisor to numerous chambers, private companies, international companies, employee associations and government agencies and institutions.

Mr. Barahona, a citizen of Costa Rica, will serve on the Audit Committee and the Compensation Committee. Mr. Barahona is a graduate of the Universidad de Costa Rica with a bachelor’s degree in business administration. Mr. Barahona currently serves as the Chief Executive Officer for two Costa Rican companies, one being the largest paging carrier in Costa Rica. In addition, he has served as a director on numerous boards of directors, including as a director and chairman of the board of Banco Nacional de Costa Rica, the largest single bank in Costa Rica and Central America, which is governmentally owned.

There are no arrangements or understandings pursuant to which any of the newly appointed directors were selected as a director.

Appointment of Director to Corporate Governance Committee

On September 11, 2007, in connection with the Board’s creation of the Governance Committee, the Board appointed Manuel Escobar, a current director and member of the Audit Committee and Compensation Committee, to serve on the newly created Governance Committee.

Compensation for Directors

On September 11, 2007, upon the recommendation of the Compensation Committee, the Board adopted a compensation structure for its board members, effective as of September 11, 2007. The compensation for each director per meeting is summarized below:

Board meeting	$2,000
Committee meeting	$500

On September 11, 2007, the Board approved a compensation structure for Grant “Jack” Peeples, Chairman of the Board and a member of the Audit Committee, Compensation Committee and Special Investigation Subcommittee to the Audit Committee (the “Subcommittee”). The Company will pay Mr. Peeples $5,000 per month for his service on the Board until his resignation or removal from the position of Chairman or director of the Board, for any reason. Mr. Peeples will not receive any additional compensation for his attendance at Board meetings. However, he will receive payment for his attendance at committee meetings.

On September 11, 2007, the Board approved a one-time payment to the current members of the Subcommittee for their significant work, which included, over the course of nearly 24 months, hundreds of hours, multiple meetings in Costa Rica, Miami and Los Angeles and providing support to the Subcommittee and its counsel and auditors in completing their investigation of the Company’s financial statements and previous transactions, as well as public disclosure of the same, as initially disclosed by the Company on December 21, 2005. The Board approved the payment of $100,000 to each of Manuel Escobar and Mr. Peeples to be paid within 30 days of September 11, 2007.

Special Payment to Chief Financial Officer

On September 11, 2007, the Board approved a one-time payment to Gustavo Barboza Vega, the Company’s Chief Financial Officer, for his significant and extensive work with the Subcommittee and its counsel and auditors in completing the investigation of the Company’s financial statements and previous transactions. The Board approved the payment of $25,000 to Mr. Barboza to be paid within 30 days of September 11, 2007.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Creation of Corporate Governance Committee

On September 11, 2007, the Board created the Governance Committee to monitor the Company’s and the Board’s compliance with all applicable rules, regulations and laws. In connection with the Governance Committee’s creation, the Board adopted a charter to govern the Governance Committee (the “Charter”).

Reference to the Charter is qualified in its entirety by reference to the full text of the Charter, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Adoption of Corporate Governance Guidelines

On September 11, 2007, the Board adopted corporate governance guidelines (the “Guidelines”) for the Company. The Guidelines, along with the Company’s certificate of incorporation, bylaws and the committee charters, form a framework for governance of the Company, but do not amend or modify the Code of Ethics.

Reference to the Guidelines is qualified in its entirety by reference to the full text of the Guidelines, which are attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

14.1	Corporate Governance Guidelines dated September 11, 2007

99.1	Corporate Governance Committee Charter dated September 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rica Foods, Inc.
(Registrant)

	By:	/s/ Gustavo Barboza
	Name:	Gustavo Barboza
	Title:	Chief Financial Officer

Dated: September 17, 2007

Exhibit Index

Exhibit No.
14.1	Corporate Governance Guidelines dated September 11, 2007

99.1	Corporate Governance Committee Charter dated September 11, 2007